                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 7, 2002
                                                 ------------------

                             ASPEN TECHNOLOGY, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                             0-24786                     04-2739697
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
     of Incorporation)             File No.)                 Identification No.)


                 Ten Canal Park, Cambridge, Massachusetts 02141
              ----------------------------------------------------
              (Address of Principal Executive Office and Zip Code)


                                 (617) 949-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                            ------------------------

ITEM 5.  OTHER EVENTS.

     On October 7, 2002, Aspen Technology, Inc. issued a press release announcing preliminary financial results for the fiscal quarter ended September 30, 2002. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired

         Not applicable.

     (b) Pro Forma Financial Information

         Not applicable.

     (c) Exhibits

            EXHIBIT
             NUMBER           DESCRIPTION
            --------          -----------

               99             Press release.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 10, 2002                    ASPEN TECHNOLOGY, INC.


                                            By: /s/ Lisa W. Zappala
                                               ---------------------------------
                                               Lisa W. Zappala
                                               Senior Vice President and
                                               Chief Financial Officer